UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2019
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2019, The Hershey Company (the “Registrant”) closed its previously announced public offering of $300,000,000 aggregate principal amount of 2.050% Notes due November 15, 2024 (the “2024 Notes”), $300,000,000 aggregate principal amount of 2.450% Notes due November 15, 2029 (the “2029 Notes”) and $400,000,000 aggregate principal amount of 3.125% Notes due November 15, 2049 (together with the 2024 Notes and the 2029 Notes, the “Notes”). The Notes were issued under an indenture with U.S. Bank National Association, as trustee, dated as of May 14, 2009. The forms of the Notes are attached hereto as Exhibits 4.1, 4.2 and 4.3 and are incorporated by reference herein. In connection with the offering, the legal opinion as to the validity of the Notes is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	4.1	Form of Global Note representing the Registrant’s 2.050% Notes due November 15, 2024
	4.2	Form of Global Note representing the Registrant’s 2.450% Notes due November 15, 2029
	4.3	Form of Global Note representing the Registrant’s 3.125% Notes due November 15, 2049
	5.1	Opinion of Simpson Thacher & Bartlett LLP
	23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: October 31, 2019	By:	/s/ Steven E. Voskuil
Steven E. Voskuil Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Global Note representing the Registrant’s 2.050% Notes due November 15, 2024
4.2	Form of Global Note representing the Registrant’s 2.450% Notes due November 15, 2029
4.3	Form of Global Note representing the Registrant’s 3.125% Notes due November 15, 2049
5.1	Opinion of Simpson Thacher & Bartlett LLP
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)